Exhibit 13.1

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with this Annual Report of Allships Ltd. (the "Company") on Form 20-F for the year ended February 28, 2007 as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, George Economou, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: July 17, 2007


/s/ George Economou
-------------------
George Economou
Chief Executive Officer